NORTHERN STATES FINANCIAL CORPORATION

Exhibit 99.1

Section 906 Certification

     We hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002, that the Report of Northern States Financial Corporation on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Northern States Financial Corporation as of and for the periods covered by the Report.

Date:	November 12, 2002	By:	/s/ Fred Abdula
Fred Abdula Chairman of the Board of Directors and President

Date:	November 12, 2002	By:	/s/ Thomas M. Nemeth Thomas M. Nemeth Vice President and Treasurer

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